SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 21, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                       0-30503               76-0635938
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(State or other jurisdiction   (Commission File Number) (IRS Employer ID Number)
       of incorporation)

               3600 Gessner, Suite 220, Houston, Texas         77063
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              (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code         (713) 965-7582
                                                    ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01  OTHER  EVENTS.

     On December 21, 2010, AvStar Aviation Group, Inc. (the "Company") entered into a letter of intent with Kenneth W. Langston whereby the Company would purchase 35% of the outstanding membership interests in Aircraft Charters, LLC ("Charters), a Florida limited liability company that owns aircraft that are leased to the Company. The purchase price for these interests is expected to be $250,000, and will be paid in some combination of cash, promissory notes and Company stock, as agreed upon by the parties prior to closing. The parties are trying to set a February 15, 2011 closing date. The consummation of this transaction is subject to a number of customary pre-closing conditions, and accordingly there can be no assurance that this transaction will be completed and the membership interests in Aircraft Charters will be acquired.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AVSTAR AVIATION GROUP, INC.


Date:  January 24, 2011                  /s/ Clayton I. Gamber
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                                             Clayton I. Gamber,
                                             Chief Executive Officer & President